Deposits	12 Months Ended
Dec. 31, 2021
Deposits.
Deposits

6.    Deposits

The Company has been cooperating closely with local authorities in its operation since July 2020.The local authorities set up an account (the “special account”) to collect all cash generated through the Company since July 4, 2020, including the cash from the

Company’s bank accounts and cash repayment (including principal, interest and service fee of the Company) from borrowers except for the principal and interest owed to institutional funding partners.

The local authorities allowed the Company to retain a portion of cash for daily operation expenditures. The special account was set up and controlled by the local authorities for funds collection. The Company recorded the cash that belonged to the Company and collected service fees that was remitted to the special account since July 4, 2020 as deposit on the consolidated balance sheet as of December 31, 2020. The Deposits represented the amount of the Company's cash being retained in the special account.

In July 2021, the Company, in cooperation with the local government, repaid all outstanding net principal balances to peer-to-peer investors. The Company reclassified the Deposit balance to Other loan receivable when the local government closed the “special account”.